--------------------------------------------------

$          VERSION: 3.01 (BLOOMBERG CMO BOND FILE)

--------------------------------------------------

$          DEAL: CSFB04-1G7BBG

$       PRICING: PPC 125

$    SETTLEMENT: 20040227

------------------------------------------

------------------------------------------

$                 BLOCK: 1

!{         TRANCHE NAME: 7FL1 }

$       ORIGINAL_AMOUNT: 11,276,916.00

$        CURRENT_FACTOR:     1.000000000

$        CURRENT_COUPON:     1.500000000 Floater Bond

$        PRINCIPAL_FREQ: 12

$         PAYMENT_DELAY: 0

$            DATED_DATE: 20040225

$    FIRST_PAYMENT_DATE: 20040325

$     NEXT_PAYMENT_DATE: 20040325

$        ACCRUAL_METHOD: THIRTY_360

Additional Floater Information

$        FLOATER_INDEX: LIBOR1MO

$        FLOATER_RESET:    Freq:     12; Next: 20040325

$      FLOATER_FORMULA: 0.00000 1.00000         0.4000000000

$ FLOATER_LIMITS:Thres: 20040225  Floor:   0.40000 Cap:  8.000000

--------------------------------------------------

$                 BLOCK: 2

!{         TRANCHE NAME: 7S1 }

$       ORIGINAL_AMOUNT: 17,720,869.00

$        CURRENT_FACTOR:     1.000000000

$        CURRENT_COUPON:     5.750000000

$        PRINCIPAL_FREQ: 12

$         PAYMENT_DELAY: 24

$            DATED_DATE: 20040201

$    FIRST_PAYMENT_DATE: 20040325

$     NEXT_PAYMENT_DATE: 20040325

$        ACCRUAL_METHOD: THIRTY_360

--------------------------------------------------

$                 BLOCK: 3

!{         TRANCHE NAME: 7S2 }

$       ORIGINAL_AMOUNT: 17,720,869.00

$        CURRENT_FACTOR:     1.000000000

$        CURRENT_COUPON:     5.500000000

$        PRINCIPAL_FREQ: 12

$         PAYMENT_DELAY: 24

$            DATED_DATE: 20040201

$    FIRST_PAYMENT_DATE: 20040325

$     NEXT_PAYMENT_DATE: 20040325

$        ACCRUAL_METHOD: THIRTY_360

--------------------------------------------------

$                 BLOCK: 4

!{         TRANCHE NAME: 7S3 }

$       ORIGINAL_AMOUNT: 17,720,869.00

$        CURRENT_FACTOR:     1.000000000

$        CURRENT_COUPON:     5.250000000

$        PRINCIPAL_FREQ: 12

$         PAYMENT_DELAY: 24

$            DATED_DATE: 20040201

$    FIRST_PAYMENT_DATE: 20040325

$     NEXT_PAYMENT_DATE: 20040325

$        ACCRUAL_METHOD: THIRTY_360

--------------------------------------------------

$                 BLOCK: 5

!{         TRANCHE NAME: 7S4 }

$       ORIGINAL_AMOUNT: 17,720,869.00

$        CURRENT_FACTOR:     1.000000000

$        CURRENT_COUPON:     5.000000000

$        PRINCIPAL_FREQ: 12

$         PAYMENT_DELAY: 24

$            DATED_DATE: 20040201

$    FIRST_PAYMENT_DATE: 20040325

$     NEXT_PAYMENT_DATE: 20040325

$        ACCRUAL_METHOD: THIRTY_360

--------------------------------------------------

$                 BLOCK: 6

!{         TRANCHE NAME: 7S5 }

$       ORIGINAL_AMOUNT: 17,720,869.00

$        CURRENT_FACTOR:     1.000000000

$        CURRENT_COUPON:     4.750000000

$        PRINCIPAL_FREQ: 12

$         PAYMENT_DELAY: 24

$            DATED_DATE: 20040201

$    FIRST_PAYMENT_DATE: 20040325

$     NEXT_PAYMENT_DATE: 20040325

$        ACCRUAL_METHOD: THIRTY_360

--------------------------------------------------

$                 BLOCK: 7

!{         TRANCHE NAME: 7S6 }

$       ORIGINAL_AMOUNT: 17,720,869.00

$        CURRENT_FACTOR:     1.000000000

$        CURRENT_COUPON:     4.500000000

$        PRINCIPAL_FREQ: 12

$         PAYMENT_DELAY: 24

$            DATED_DATE: 20040201

$    FIRST_PAYMENT_DATE: 20040325

$     NEXT_PAYMENT_DATE: 20040325

$        ACCRUAL_METHOD: THIRTY_360

--------------------------------------------------

$                 BLOCK: 8

!{         TRANCHE NAME: 7S7 }

$       ORIGINAL_AMOUNT: 17,720,870.00

$        CURRENT_FACTOR:     1.000000000

$        CURRENT_COUPON:     4.250000000

$        PRINCIPAL_FREQ: 12

$         PAYMENT_DELAY: 24

$            DATED_DATE: 20040201

$    FIRST_PAYMENT_DATE: 20040325

$     NEXT_PAYMENT_DATE: 20040325

$        ACCRUAL_METHOD: THIRTY_360

--------------------------------------------------

$                 BLOCK: 9

!{         TRANCHE NAME: 7S8 }

$       ORIGINAL_AMOUNT: 1,000,000.00

$        CURRENT_FACTOR:     1.000000000

$        CURRENT_COUPON:     5.750000000

$        PRINCIPAL_FREQ: 12

$         PAYMENT_DELAY: 24

$            DATED_DATE: 20040201

$    FIRST_PAYMENT_DATE: 20040325

$     NEXT_PAYMENT_DATE: 20040325

$        ACCRUAL_METHOD: THIRTY_360

--------------------------------------------------

$                 BLOCK: 10

!{         TRANCHE NAME: 7N1 }

$       ORIGINAL_AMOUNT: 15,147,000.00

$        CURRENT_FACTOR:     1.000000000

$        CURRENT_COUPON:     5.750000000

$        PRINCIPAL_FREQ: 12

$         PAYMENT_DELAY: 24

$            DATED_DATE: 20040201

$    FIRST_PAYMENT_DATE: 20040325

$     NEXT_PAYMENT_DATE: 20040325

$        ACCRUAL_METHOD: THIRTY_360

--------------------------------------------------

$                 BLOCK: 11

!{         TRANCHE NAME: 7B1 }

$       ORIGINAL_AMOUNT: 10,530,000.00

$        CURRENT_FACTOR:     1.000000000

$        CURRENT_COUPON:     5.750000000

$        PRINCIPAL_FREQ: 12

$         PAYMENT_DELAY: 24

$            DATED_DATE: 20040201

$    FIRST_PAYMENT_DATE: 20040325

$     NEXT_PAYMENT_DATE: 20040325

$        ACCRUAL_METHOD: THIRTY_360

--------------------------------------------------

--------------------------------------------------

$               PHANTOM: 12

!{         TRANCHE NAME: 7IO1 }

$       ORIGINAL_AMOUNT: 11,767,217.39

$        CURRENT_FACTOR:     1.000000000

$        CURRENT_COUPON:     5.750000000

$        PRINCIPAL_FREQ: 12

$         PAYMENT_DELAY: 24

$            DATED_DATE: 20040201

$    FIRST_PAYMENT_DATE: 20040325

$     NEXT_PAYMENT_DATE: 20040325

--------------------------------------------------

$               PHANTOM: 13

!{         TRANCHE NAME: 7IN1 }

$       ORIGINAL_AMOUNT: 11,276,916.00

$        CURRENT_FACTOR:     1.000000000

$        CURRENT_COUPON:     6.500000000 Floater Bond

$        PRINCIPAL_FREQ: 12

$         PAYMENT_DELAY: 0

$            DATED_DATE: 20040225

$    FIRST_PAYMENT_DATE: 20040325

$     NEXT_PAYMENT_DATE: 20040325

Additional Floater Information

$        FLOATER_INDEX: LIBOR1MO

$        FLOATER_RESET:    Freq:     12; Next: 20040325

$      FLOATER_FORMULA: 0.00000 -1.00000         7.6000000000

$ FLOATER_LIMITS:Thres: 20040225  Floor:   0.00000 Cap:  7.600000

--------------------------------------------------

--------------------------------------------------

$               TRANCHE: 1

$                  NAME:         "7IO1"

$                 CSORT:              1

$                  TYPE:            NTL

$          RECORD_DELAY:             24

$              NOTIONAL:

$    COMPOSITION: BLOCK: 12 PRIN: 100.000000000 INT: 100.000000000

!  ( notional tranche name is 7IO1 )

--------------------------------------------------

$               TRANCHE: 2

$                  NAME:         "7FL1"

$                 CSORT:              2

$                  TYPE:            FLT

$          RECORD_DELAY:              0

$    COMPOSITION: BLOCK: 1 PRIN: 100.000000000 INT: 100.000000000

--------------------------------------------------

$               TRANCHE: 3

$                  NAME:         "7IN1"

$                 CSORT:              3

$                  TYPE:         IO,NTL

$          RECORD_DELAY:              0

$              NOTIONAL:

$    COMPOSITION: BLOCK: 13 PRIN: 100.000000000 INT: 100.000000000

!  ( notional tranche name is 7IN1 )

--------------------------------------------------

$               TRANCHE: 4

$                  NAME:          "7S1"

$                 CSORT:              4

$                  TYPE:

$          RECORD_DELAY:             24

$    COMPOSITION: BLOCK: 2 PRIN: 100.000000000 INT: 100.000000000

--------------------------------------------------

$               TRANCHE: 5

$                  NAME:          "7S2"

$                 CSORT:              5

$                  TYPE:

$          RECORD_DELAY:             24

$    COMPOSITION: BLOCK: 3 PRIN: 100.000000000 INT: 100.000000000

--------------------------------------------------

$               TRANCHE: 6

$                  NAME:          "7S3"

$                 CSORT:              6

$                  TYPE:

$          RECORD_DELAY:             24

$    COMPOSITION: BLOCK: 4 PRIN: 100.000000000 INT: 100.000000000

--------------------------------------------------

$               TRANCHE: 7

$                  NAME:          "7S4"

$                 CSORT:              7

$                  TYPE:

$          RECORD_DELAY:             24

$    COMPOSITION: BLOCK: 5 PRIN: 100.000000000 INT: 100.000000000

--------------------------------------------------

$               TRANCHE: 8

$                  NAME:          "7S5"

$                 CSORT:              8

$                  TYPE:

$          RECORD_DELAY:             24

$    COMPOSITION: BLOCK: 6 PRIN: 100.000000000 INT: 100.000000000

--------------------------------------------------

$               TRANCHE: 9

$                  NAME:          "7S6"

$                 CSORT:              9

$                  TYPE:

$          RECORD_DELAY:             24

$    COMPOSITION: BLOCK: 7 PRIN: 100.000000000 INT: 100.000000000

--------------------------------------------------

$               TRANCHE: 10

$                  NAME:          "7S7"

$                 CSORT:             10

$                  TYPE:

$          RECORD_DELAY:             24

$    COMPOSITION: BLOCK: 8 PRIN: 100.000000000 INT: 100.000000000

--------------------------------------------------

$               TRANCHE: 11

$                  NAME:          "7S8"

$                 CSORT:             11

$                  TYPE:            SEQ

$          RECORD_DELAY:             24

$    COMPOSITION: BLOCK: 9 PRIN: 100.000000000 INT: 100.000000000

--------------------------------------------------

$               TRANCHE: 12

$                  NAME:          "7N1"

$                 CSORT:             12

$                  TYPE:

$          RECORD_DELAY:             24

$    COMPOSITION: BLOCK: 10 PRIN: 100.000000000 INT: 100.000000000

--------------------------------------------------

$               TRANCHE: 13

$                  NAME:          "7B1"

$                 CSORT:             13

$                  TYPE:

$          RECORD_DELAY:             24

$    COMPOSITION: BLOCK: 11 PRIN: 100.000000000 INT: 100.000000000

--------------------------------------------------

--------------------------------------------------

$     END_TRANCHES:

--------------------------------------------------

--------------------------------------------------

     END OF BOND FILE

***************************************************

$         VERSION: 3.03 (BLOOMBERG CMO COLLATERAL FILE)

--------------------------------------------------

$    AGENCY_LIST:     Type   Factor Date    P/Y Delay     BV Delay

                    WHOLE 20040225 55 56

--------------------------------------------------------------------------------

$     ASSUMED_POOLS:

--------------------------------------------------------------------------------

!G Pool Number  Pool Type    NET-CPN CURR--FACT ORIG--BALANCE  PY-FEE  BV-FEE PY/BV/BLN-W AGE

--------------------------------------------------------------------------------

   M 1 WHOLE XX/XX  5.750000000 1.00000000 162000000.00  0.950000000  0.000000000 355 360 355 4

--------------------------------------------------------------------------------

!This information is being provided in response to your specific request for information. The information has been prepared and

!furnished to you solely by

!CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description

!of the underlying assets

!has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the

!proposed transaction. All

!information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no

!representation that the above

!referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a

!prospectus and any investment

!decision with respect to the security should be made by you based solely upon the information contained in the final prospectus.

!Under no circumstances

!shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of

!securities in any jurisdiction

!in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of

!such jurisdiction.

!The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the

!securities.